EX-99.16.a

POWER OF ATTORNEY

I, the undersigned President/Chief Executive Officer and member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Thomas L. Bennett
Thomas L. Bennett

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds V’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Janet L. Yeomans
Janet L. Yeomans

POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Group Equity Funds V, hereby constitute and appoint David F. Connor, Shawn K. Lytle and Brian L. Murray, Jr., and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Foundation Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Foundation Funds’ Delaware Foundation Growth Allocation Fund into Delaware Group Equity Fund V’s Delaware Wealth Builder Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of August, 2017.

/s/ Richard Salus
Richard Salus